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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2007

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                     000-20201               06-0967107
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

       1924 Pearman Dairy Road Anderson, South Carolina             29625
           (Address of principal executive offices)               (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule
            or Standard; Transfer of Listing.

On January 17, 2007, Hampshire Group, Limited (the "Company") announced that it received notice from The NASDAQ Stock Market indicating that as a result of the Company's noncompliance with Marketplace Rule 4310(c)(14) for failure to timely file its Quarterly Reports on Form 10-Q for the quarters ended July 1, 2006 and September 30, 2006 with the Securities and Exchange Commission, a NASDAQ Listing Qualifications Panel has determined to delist the Company's common stock from The NASDAQ Global Market, effective as of the open of business on January 19, 2007.

The press release announcing the delisting of the Company's common stock from The NASDAQ Global Market is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

            None.

(b) Pro Forma Financial Information.

            None.

(c) Shell Company Transactions.

            None.

(d) Exhibits.

        99.1   Press Release issued by Hampshire Group, Limited on January 17,
               2007.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HAMPSHIRE GROUP, LIMITED


                                        By    /s/ Heath L. Golden
                                            ---------------------
                                              Name:  Heath L. Golden
                                              Title: Vice President and
                                                     General Counsel


Dated: January 18, 2007